Exhibit 99.1

FAST ACQUISITION CORP. II PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. 22618 Fast Acq. Corp. II Proxy Card Rev4 Front YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK  EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card . Votes submitted electronically over the Internet must be received by 11 : 59 p . m . , Eastern Time, on , 2023 . INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend: https://www.cstproxy.com/fastacqii/ 2023 MAIL – Mark, sign and date your proxy card and return it in the postage - paid envelope provided.  FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  SPECIAL MEETING OF STOCKHOLDERS OF FAST ACQUISITION CORP. II THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON , 2023: The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges the Notice of Special Meeting of Stockholders (the “Special Meeting”) and the accompanying Proxy Statement dated , 2023 (the “Proxy Statement”), in connection with the Special Meeting to be held on , 2023 at a . m . , Eastern time, virtually at https : //www . cstproxy . com/fastacqii/ 2023 , and hereby appoints and the Chairperson of the special meeting, and each of them (with full power to act alone), the attorneys - in - fact and proxies of the undersigned, with full power of substitution to each, to vote all shares of the common stock of FAST Acquisition Corp . II (the “Company” or “FAST II”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting, and at any adjournments and/ or postponements thereof, with all the powers the undersigned would have if personally present . Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy Statement . THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN . IF NO DIRECTION IS MADE, THIS PROPOSAL WILL BE VOTED “FOR” ALL PROPOSALS . THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS . (Continued and to be marked, dated and signed on reverse side)

22618 Fast Acq. Corp. II Proxy Card Rev4 Back Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on , 2023: This notice of meeting and the accompanying proxy statement are available at https://www .cstprox y.com/fastacqii/ 2023 CONTROL NUMBER Signature Signature, if held jointly Date , 2023 Signature should agree with named printed hereon . If stock is held in the name of more than one person, EACH joint owner should sign above . Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign . Attorneys should also submit powers of attorney . (1) The Business Combination Proposal — To consider and vote upon a proposal to approve the Amended and Restated Agreement and Plan of Merger, dated as of January 31 , 2023 as amende d by th e First Amendment, date d as of Jun e 25 , 2023 , and th e Secon d Amendment, date d as of July 7 , 202 3 (as it may b e further amended, supplemente d or otherwis e modifie d from tim e t o tim e in accordanc e wit h its terms, th e “Merger Agreement”), by an d among F AST II, Falcon ’ s Beyon d Global, LLC, a Florid a limite d liability company (“FBG”), Falcon ’ s Beyon d Global, Inc . , a Delawar e corporatio n an d a wholly owne d subsidiary of FBG (“Pubco”), an d Palm Merger Sub, LLC, a Delawar e limite d liability company an d a wholly owne d subsidiary of Pubc o (“Merger Sub”), an d th e transactions contemplate d by the Merger Agreement, pursuant t o whic h (a) F AST II wil l merg e wit h and int o Pubc o (th e “S P A C Merger”), wit h Pubc o survivin g as th e sol e owner of Merger Sub, followe d by a contributio n by Pubc o of al l of its cash (except for cas h require d t o pay certai n transactio n expenses) t o Merger Su b t o effectuate th e “UP - C” structure ; an d (b) o n th e dat e immediately followin g th e S P A C Merge r , Merger Su b wil l merg e wit h an d int o FBG (th e “Acquisitio n Merge r ,” an d collectively wit h th e S P A C Merge r , the “Business Combination” an d suc h proposal, th e “Business Combination Proposal”), wit h FBG as th e survivin g entity of suc h merge r . A copy of the Merger Agreement is attache d t o th e accompanyin g Proxy Statement as Anne x A - 1 , Anne x A - 2 an d Anne x A - 3 ; (2) The Pubco Organizational Documents Advisory Proposals — To consider and vote upon, on a non - binding advisory basis, the following proposals to approve the material differences between FAST II’s certificate of incorporation and bylaws and the certificate of incorporation and bylaws of Pubco to be adopted by Pubco in connection with the SPAC Merger attached hereto as Annex B and Annex C to the accompanying Proxy Statement, respectively (the “Pubco Organizational Documents Advisory Proposals”) : (A) Authorized Capital Stock — To approve authorized capital stock of Pubco of 500 , 000 , 000 shares of Pubco’s Class A common stock, par value $ 0 . 0001 per share, (“Pubco Class A Common Stock”), 150 , 000 , 000 shares of Pubco’s Class B common stock, par value $ 0 . 0001 per share (“Pubco Class B Common Stock”) and 30 , 000 , 000 shares of preferred stock ; (B) Removal of Directors — To approve a provision that any or all of the directors of Pubco may be removed from office at any time, but only for cause and only by the affirmative vote of holders of a 66 2 / 3 % of the voting power of all then - outstanding shares of capital stock of Pubco entitled to vote generally in the election of directors, voting together as a single class ; (C) DGCL 203 Opt Out and Replacement — To approve a provision that Pubco will not be governed by Section 203 of the Delaware General Corporation Law, and instead, includes a provision that is substantially similar to Section 203 , but excludes certain parties from the definition of “interested stockholder ; ” (D) Stockholder Action by Written Consent — To approve a provision that any action required or permitted to be taken by the stockholders of Pubco must be effected by a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders, provided that for so long as holders of Pubco Class B Common Stock own a majority of the total voting power of stock entitled to vote generally in election of directors, any action required or permitted to be taken by stockholders may be taken by written consent in lieu of a meeting ; (E) Special Meetings of Stockholders — To approve a provision that special meetings of Pubco stockholders may be called only by or at the direction of Pubco’s board of directors (the “Pubco Board”), the chairperson of the Pubco Board or the Chief Executive Officer of Pubco and may not be called by any stockholder, provided that for so long as the holders of Pubco Class B Common Stock own a majority of the total voting power of stock entitled to vote generally in election of directors, special meetings may be called by or at the request of stockholders collectively holding a majority of the total voting power of stock entitled to vote generally in the election of directors ; (F) Amendment of the Charter — To approve a provision that amendment of the certificate of incorporation of Pubco following the closing of the Business Combination generally requires the approval of the Pubco Board and a majority of the combined voting power of the then - outstanding shares of voting stock, voting together as a single class, with the exception of certain provisions that would require the affirmative vote of at least 66 2 / 3 % of the total voting power of all the then outstanding shares of stock of the company entitled to vote thereon, voting as a single class ; (G) Amendment of th e Bylaw s — T o approv e a provisio n expressly authorizin g th e Pubc o Board t o make, alte r , amen d or repe al th e bylaws of Pubco (the “Pubco Bylaws”) by an affirmative vote of a majority of the Pubco Board . The Pubco Bylaws may also be adopted, amended, altered or repealed by the Pubco Stockholders representing at least 66 2 / 3 % of the voting power of all of the then - outstanding shares of capital stock of Pubco entitled to vote generally in the election of directors ; and (H) Provisions Related to Status as Blank Check Company — To approve the exclusion of certain provisions applicable only to blank check companies ; and (3) The Adjournment Proposal — To consider and vote upon a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal and the Pubco Organizational Documents Advisory Proposals . PLEASE SIGN, DATE AND RETURN THE PROXY TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY . THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER . IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS AND/OR POSTPONEMENTS THEREOF . THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU . PROXY CARD FAST ACQUISITION CORP. II – THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS. Please mark like this X your votes FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN